UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                          ------------------------

                                  FORM 8-K

                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934

                    DECEMBER 12, 2000 (NOVEMBER 3, 2000)
              DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                              PHH CORPORATION
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


      MARYLAND                    1-7797                   52-0551284
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  (STATE OR OTHER              (COMMISSION             (IRS EMPLOYER
  JURISDICTION OF              FILE NUMBER)            IDENTIFICATION NO.)
  INCORPORATION)

        6 SYLVAN WAY, PARSIPPANY, NJ                       07054
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  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)

   REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE    973-428-9700


                               NOT APPLICABLE
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        FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT




ITEM 5.     OTHER EVENTS.

            On November 3, 2000, PHH Corporation (the "Company") entered into a Distribution Agreement in connection with the establishment of a program for the offering of up to $3,000,000,000 aggregate principal amount of fixed and floating rate Medium-Term Notes (the "Notes") under the Company's shelf Registration Statement on Form S-3 (Registration No. 333-46434) (the "Registration Statement").

            On November 6, 2000, the Company entered into an Indenture
            (the "Indenture") and a Supplemental Indenture No. 1 (the "Supplemental Indenture") with Bank One Trust Company, N.A., as trustee.

            Copies of the Distribution Agreement, the Indenture and the Supplemental Indenture are included as Exhibits 1.0, 4.0 and
            4.1 to this Report on Form 8-K, respectively. Forms of the Floating Rate Note and Fixed Rate Note were filed as Exhibits 4(b)(i) and 4(b)(ii), respectively, to the Registration Statement.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
            EXHIBITS.

            (c)   Exhibits.

                  1.0 Distribution Agreement, dated November 3, 2000, among PHH Corporation, Credit Suisse First Boston Corporation, Goldman Sachs & Co. and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated.

                  4.0 Indenture, dated as of November 6, 2000, between PHH Corporation and Bank One Trust Company, N.A., as trustee.

                  4.1 Supplemental Indenture No. 1, dated as of November 6, 2000, between PHH Corporation and Bank One Trust Company, N.A., as trustee.




                                 SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PHH Corporation
                                       (Registrant)


Date:  December 12, 2000            By:   /s/ Eric J. Bock
                                        ----------------------------------
                                        Eric J. Bock
                                        Senior Vice President - Law
                                           & Corporate Secretary





                               EXHIBIT INDEX

 Exhibit
   No.     Description
 -------   -----------
   1.0 Distribution Agreement, dated November 3, 2000, among PHH Corporation, Credit Suisse First Boston Corporation, Goldman Sachs & Co. and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated.

   4.0 Indenture, dated as of November 6, 2000, between PHH Corporation and Bank One Trust Company, N.A., as trustee.

   4.1 Supplemental Indenture No. 1, dated as of November 6, 2000, between PHH Corporation and Bank One Trust Company, N.A., as trustee.